                                AMENDMENT NO. 11
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INVESTMENT SECURITIES FUNDS



         This Amendment No. 11 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of December 2, 2004, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the Trust desires to amend the Agreement to add one new portfolio, AIM Global Real Estate Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 2, 2004.



                                    By:  /s/ Robert H. Graham
                                         ---------------------------------------
                                    Name:   Robert H. Graham
                                    Title:  President

                          EXHIBIT 1 TO AMENDMENT NO. 11
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                       OF AIM INVESTMENT SECURITIES FUNDS


                                   "SCHEDULE A

                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------

AIM Global Real Estate Fund                          Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares

AIM High Yield Fund                                  Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

AIM Income Fund                                      Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

AIM Intermediate Government Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

AIM Limited Maturity Treasury Fund                   Class A Shares
                                                     Class A3 Shares
                                                     Institutional Class Shares

AIM Money Market Fund                                Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     AIM Cash Reserve Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

AIM Municipal Bond Fund                              Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

AIM Real Estate Fund                                 Class A Shares
                                                     Class B Shares
                                                     Class C Shares


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                                                     Class R Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

AIM Short Term Bond Fund                             Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares


AIM Total Return Bond Fund                           Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Institutional Class Shares"

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